UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 23, 2024
 CONDUENT INCORPORATED
(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive,	Suite 200,
Florham Park,	New Jersey
07932
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 663-2638
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNDT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Effective August 23, 2024, the Board of Directors of Conduent Incorporated (the “Company”) designated George Abate, the Company’s current Vice President – Head of Accounting as its principal accounting officer. Mr. Abate will oversee the Company’s accounting matters. Prior to Mr. Abate’s promotion, Stephen Wood, the Company’s Executive Vice President and Chief Financial Officer, effectively served as the Company’s principal accounting officer. Mr. Wood will continue to serve as the Company’s principal financial officer.
Mr. Abate, age 62, has served in his current role as the Company’s Vice President – Head of Accounting since August 2020 and prior to that in various accounting leadership roles of increasing responsibility since 2017. He began his accounting career in the Assurance Practice of KPMG, LLP. Mr. Abate holds a Bachelor of Science in Accounting from Fairfield University.
In connection with the appointment as principal accounting officer, Mr. Abate’s salary will be $325,000 and he will continue to participate in the Performance Incentive Plan and the Long-Term Incentive Plan. In addition, Mr. Abate will be eligible to participate in benefits as may be offered from time to time to other similarly situated employees.
There is no arrangement or understanding between Mr. Abate and any other person relating to the designation of Mr. Abate as the principal accounting officer of the Company. Mr. Abate has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K. Neither Mr. Abate nor any immediate family member of Mr. Abate has been or is currently proposed to be a participant in any transaction that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.
Date: August 29, 2024

CONDUENT INCORPORATED

By:	/s/ MICHAEL KRAWITZ
Michael Krawitz
Executive Vice President, General Counsel and Secretary